UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 5, 2004

RYDER SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 NW 82nd Avenue Miami, Florida	33166

(Address of Principal Executive Offices)	(Zip Code)

(305) 500-3726

(Registrant’s telephone number, including area code)

Item 7(c). Exhibits

     The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit 99.1	Press Release, dated February 5, 2004, reporting Ryder System, Inc.’s financial results for the three and twelve months ended December 31, 2003.

Exhibit 99.2	Presentation prepared for a conference call and webcast held on February 5, 2004, relating to Ryder System, Inc.’s financial results for the three and twelve months ended December 31, 2003.

Item 12. Results of Operation and Financial Condition

     On February 5, 2004, Ryder System, Inc. (the “Company”) issued a press release reporting its financial results for the three and twelve months ended December 31, 2003 (the “Press Release”). The Company hosted a conference call and webcast on February 5, 2004 during which a presentation was made on the Company’s financial results for the three and twelve months ended December 31, 2003 (the “Presentation”). The Press Release and Presentation are available on the Company’s website.

     The information furnished pursuant to this Item 12, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2004	RYDER SYSTEM, INC. (Registrant)

By: /s/ Tracy A. Leinbach

Tracy A. Leinbach, Executive Vice President and Chief Financial Officer

3